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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 18, 1997


                             TELECHIPS CORPORATION
             (Exact name of registrant as specified in its charter)


    NEVADA                           0-26764                  88-0266392
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)

                 6880 S. McCarran Blvd., Reno, Nevada     89509
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (702) 824-5555

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Item 5. Other Events

        On February 3, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits

     Exhibit Number
     (Reference to Item 601
     of Regulation S-K)         Description of Exhibit
     ------------------         ----------------------
            99.1                Registrant's Press Release, dated
                                as of February 3, 1997.


                                   SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  February 18, 1997


                                        TELECHIPS CORPORATION

                                        By: /s/ Nelson B. Caldwell
                                            ---------------------------------
                                            Nelson B. Caldwell
                                            Chief Financial Officer